SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 1996
(Date of earliest event reported)

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
Exact name of registrant as specified in its amended charter

Delaware                     	   33-70814      88-0310100
(State or other jurisdiction     (Commission   (IRS Employer
of incorporation)               	File Number)  Identification No.)

655 Maryville Centre Drive, St. Louis, Missouri  	63141-5832
(Address of principal executive offices)        		(Zip Code)

Registrant's telephone number, including area code 	(314) 523-3000

Item 5.   Other Events.

Copy of Distribution Date Statement for the August 1996 Collection Period with respect to the Series 1994-1 Certificates issued by Deutsche Floorplan Receivables Master Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       	DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
		      (Registrant)

By:	   	Deutsche Floorplan Receivables, Inc.
		     	General Partner

Date: 	 September 26, 1996
By:    	/s/ Richard H. Schumacher
Name:  	Richard H. Schumacher
Title: 	President and Treasurer